OFFICE BUILDING LEASE

         This LEASE is made and entered into this First day of January, 1994, by and between Genesee Holdings Corporation (hereinafter "Landlord") and The Genesee Company (hereinafter "Tenant").

         For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

         1. PREMISES: Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space herein called "Premises", indicated on Exhibit "A" attached hereto and made a part hereof, together with the non-exclusive right to use all public and common areas designated by Landlord for the use by tenants in the Building, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 7,264 rentable square feet ("Rentable Square Feet") and being situated on the 1,2,3 floors of that certain Building known as 534 Commons (the "Building") located on that certain parcel of real property also described on Exhibit A. This Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         2. TERM:

         2.1 TERM: The term of this Lease shall be for Thirty-six (36) months, commencing on the First day of January 1994 (hereinafter "commencement date") and ending on the Thirty-first day of December, 1996.

         2.2 POSSESSION: If the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant at the commencement date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement date and the time when Landlord delivers possession. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

         3. RENT: Tenant agrees to pay Landlord as base rental, in advance without prior notice or demand, for the Premises the sum of See Addendum "A" ($ _____) (the "Base Rent") on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to the Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the office of the building or to such person or at such other place as Landlord may from time to time designate in writing.

         4. SECURITY DEPOSIT: Tenant has deposited with Landlord the sum of None Dollars ($ 0), receipt of which is hereby acknowledged. Said deposit shall be held by Landlord without liability for interest as security for the faithful performance by Tenant of all of the terms of this Lease by said Tenant to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord. If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord for the payment of rental or loss or damage sustained by Landlord due to such breach on the part of Tenant, and Tenant shall restore said deposit within 5 days after written demand. Should Tenant comply with all of said terms and promptly pay all of the rental as they fall due and all other sums payable by Tenant to Landlord, and redeliver possession of the Premises to Landlord at the expiration of the term in accordance with the provisions hereof, said deposit shall be returned in full to Tenant within 60 days following the end of the term. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, such security deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to filing of such proceedings. Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold and thereupon Landlord shall be discharged from any further liability with respect to such deposit and this provision shall also apply to any subsequent transferees.

         5. USE:

         5.1 GENERAL USE: Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

         Tenant shall not do or permit to be done in or about the Premises or bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or interfere or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. By taking possession of the Premises Tenant shall have deemed to have accepted said Premises as satisfactory and to have acknowledged satisfactory completion of any work which Landlord has agreed to complete therein as hereinafter provided.

         5.2 COMPLIANCE WITH LAWS: Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

         6. SERVICES AND UTILITIES:

         6.1 LANDLORD'S OBLIGATION: Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building, water to those points in the Building which Landlord designates, electricity for normal lighting and fractional horsepower office machines, air conditioning and heating required in Landlord's judgment for the comfortable use and occupancy of the Premises, and such janitorial services as Landlord may determine is reasonably necessary. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building. Tenant acknowledge that one (1) year may be required after Tenant has occupied the Premises in order to adjust and balance the climate control systems.

         6.2 NON-LIABILITY: Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing services, or reduction of any of such services, when such failure or reduction is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, laws, rules, and regulations of any governmental entity having jurisdiction over the Building, failure of any utility company to provide the Building with appropriate utility service, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

         6.3 TENANT USE: Tenant will not, without written consent of Landlord, use any apparatus or devise in the Premises, including, but not limited to, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; or connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rate charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

         7. MAINTENANCE AND REPAIRS: ALTERATIONS AND ADDITIONS:

         7.1 MAINTENANCE AND REPAIRS:

         (a) LANDLORD'S OBLIGATIONS: Landlord shall keep and maintain in good and tenantable condition and repair, the roof, exterior walls, structural parts of the Premises and the basic plumbing, heating, ventilating, and air conditioning systems, and electrical systems installed or furnished by Landlord (except to the extent that the same are the obligation of the appropriate public utility company); provided, however, that Landlord shall not be required to make repairs necessitated by reason of the negligence of the Tenant or anyone claiming under the Tenant, or by reason of the failure of the Tenant to perform or observe any conditions or agreements in this Lease contained, or caused by alterations, additions, or improvements made by the Tenant or anyone claiming under the Tenant. Anything to the contrary notwithstanding contained in this Lease, Landlord shall not in any way be liable to the Tenant for failure to make repairs as herein specifically required of it unless the Tenant has previously notified the Landlord, in writing, of the need for such repairs and the Landlord has failed to commence and complete said repairs within a reasonable period of time following receipt of Tenant's written notification.

         (b) TENANT'S OBLIGATIONS:

         (i) Tenant agrees at all times, from and after delivery of possession of the Premises to Tenant, and at its own cost and expense, to repair, replace and maintain in good and tenantable condition the Premises and every part thereof; excluding the portion of the Premises to be maintained by Landlord as provided in Section 7.1 (a).

         (ii) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements alone excepted.

         (iii) Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures machinery, equipment, furniture or movable partitions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

         (iv) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at eighteen percent (18%) per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

         7.2  ALTERATIONS AND ADDITIONS:

         (a) Tenant shall make no alteration, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.

         (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partition, counters, personal property, equipment, fixtures and furniture.

         (c) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises, unless otherwise specified pursuant to Section 7.2 (b) above.

         (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinet-work, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed b Tenant at any time during the Lease term when Tenant is not in default hereunder. Tenant shall repair any damage to the Premises caused by such removal including patching and repainting.

         (e) If the Tenant shall fail to remove all effects from the Premises upon the termination of this Lease for any cause whatsoever, the Landlord, at its option, may remove the same in any manner that it shall chose, and (I) store the said effects without liability to Tenant or loss thereof, and Tenant agrees to pay Landlord for storage charges in such effects; or (ii) sell any of the same, at private sale without legal process, for such prices as Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord and upon the expense incurred in the removal and sale of said effects, returning the surplus, portion, or proceeds, if any, to Tenant.

         8. ENTRY BY LANDLORD: Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in, upon and about the Premises in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         9. LIENS: Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorneys' fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of eighteen percent (18%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or addition to the Premises.

         10. INDEMNITY:

         10.1 INDEMNITY: Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever (1) occurring in, on or about the Premises or any part thereof; and/or (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways, hallways, and common areas), the use of which Tenant may have in conjunction with other tenants of the Building when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. In the event any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the Landlord; provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

         10.2 EXEMPTION OF LANDLORD FROM LIABILITY: Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air condition or lighting fixtures of the same, whether the damage or injury results from conditions arising from any act or neglect of any other Tenant of the Building.

         11. INSURANCE:

         11.1 COVERAGE BY TENANT: Tenant shall, at all times during the term of this Lease and at its own cost and expense, procure and continue in force the following insurance coverage:

         (a) Bodily Injury and Property Damage Liability Insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000.

         (b) Fire and All Risk Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant.

         11.2 INSURANCE POLICIES: The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. All bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement at to liability for injury to or death or persons and injury or damage to property contained in
Article 10 hereof. The aforesaid insurance shall name Landlord and Landlord's first mortgagee, as additional insureds, and shall contain a Mortgagee's Loss Payable Endorsement (Form 438 BFU), or equivalent. Tenant insurance required hereunder shall be in companies rated A+AAA or better in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall have the Landlord as additional insured, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a fifteen percent (15%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

         11.3 WAIVER OF SUBROGATION: The Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant, as the case may be, their respective property, the Premises, or its risk coverage insurance, and the parties each, on behalf of their respective insurance companies insuring the property of either the Landlord or the Tenant against any such loss, waive any right of subrogation that it may have against the Landlord or the Tenant, as the case may be.

         12. DAMAGE OR DESTRUCTION:

         12.1 DAMAGE-INSURED: In the event the Premises or the Building are damaged by any casualty which is covered under fire and all risk coverage insurance carried by the Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay ninety percent (90%) or more of the cost of restoration and provided such restoration can be completed within ninety (90) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except the Tenant shall be entitled to proportionate reduction of the rental provided for in Article 3 hereof while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises.

         12.2 DAMAGE-UNINSURED: In the event the Premises or the Building are damaged by a risk not covered by Landlord's insurance or the proceeds of available insurance are less than ninety percent (90%) of the cost of restoration, or if the restoration cannot be completed within ninety (90) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to
(1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided, or
(2) give notice to Tenant at any time within ninety (90) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent therefore paid in advance for any period of time subsequent to such date.

         12.3 EXTENSIVE DAMAGE: Notwithstanding anything to the contrary contained in this Article 12, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage to the Building through (regardless of the extent of the damages to the Premise) is so extensive that Landlord elects not to repair and rebuild the same. In the event that Landlord elects not to repair, reconstruct or restore, then this Lease shall expire as provided in Section 12.2 hereof.

         12.4 LANDLORD'S OBLIGATIONS: The Landlord shall not be required to repair any injury or damage by fire or other cause to, or to make any restoration, or replacement of any tenant finish in excess of that which Landlord agrees to provide at no additional cost pursuant to the work letter as hereafter described, any Tenant fixtures, furnishings, or equipment, or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace the same in the event of damage, except for abatement of rent pursuant to Section 12.1, if any. Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein.

         13. CONDEMNATION: If any portion of the Premises or any portion of the Building which shall render the leased Premises untenantable shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then the Lease, at the option of either Landlord or Tenant exercised by either party giving notice to other of such termination within thirty (30) days after such taking or conveyance, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may reenter and take possession of the Premises or remove Tenant therefrom. In the event of any such taking or conveyance Landlord shall receive the entire award or consideration for the lands and improvement so taken.

         14. ASSIGNMENT AND SUBLETTING:

         14.1 LANDLORD'S CONSENT REQUIRED: Tenant shall not, and shall not have the power to transfer, assign, sublet, enter into license agreements, change ownership, mortgage or hypothecate this Lease or Tenant's interest in and to the Premises without first procuring the written consent of Landlord, which shall not be unreasonably withheld.

         14.2 NO RELEASES: An attempted or purported transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without Landlord's written consent shall be void and shall confer no right upon any third person. Nothing herein contained shall relieve Tenant or any Guarantor from its convenants and obligations for the term of this Lease. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation of this Lease or Tenant's interest in and to the Premises.

         14.3 FORM: Each transfer, assignment, subletting, license or concession agreement, mortgage or hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Landlord, with Tenant paying all reasonable costs (including attorneys' fees) for review thereof, and shall be executed by the transferor, assignor, sublessor, licenser, hypothecator or mortgagor and the transferee, assignee, subleassee, licensee or mortgagee in each instance, as the case may be, and each such transferee, assignee, sublessee, licensee or mortgagee shall agree in writing for the benefit of the Landlord herein to assume to be bound by and to perform the terms, convenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord. One executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provision of this Article 14 shall operate to prevent any such transfer, assignment, subletting, license or concession agreement or hypothecation from becoming effective.

         14.4 EXCESS RENT: In the event Landlord consents to any subletting or assignment, and Tenant is entitled to receive rental from such sublessee or assignee in excess of that which Tenant is obligated to pay to Landlord hereunder, Tenant shall pay to Landlord (the "excess rent"), as and when said amount is received by Tenant all excess rent and the failure to pay the same shall be deemed a default hereunder.

         14.5 MISCELLANEOUS: If Tenant hereunder is a corporation which, under the then current laws of the State where the Premises are situated, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed a prohibited assignment within the meaning and provision of this Article 14. Further, if Tenant is a land trust, any transfer of beneficial interest therein in excess of twenty-five percent (25%) shall likewise be deemed a prohibited assignment.

         15. SUBORDINATION AND QUIET ENJOYMENT:

         15.1 SUBORDINATION: Upon written request of Landlord, or any mortgagor, deed of trust beneficiary of Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien or any mortgage, or deed of trust and to all advances made or hereafter to be made upon the security thereof. The provision of this Article 15 to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         15.2 ATTORNMENT: In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser or lessor under said lease upon any such foreclosure, sale and recognize such purchaser or lessor and Landlord under this Lease, provided that the purchaser shall acquire and accept the Premises subject to this Lease.

         15.3 QUIET ENJOYMENT: Landlord agrees that Tenant, upon paying the rental and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the terms hereof or any extension thereof; subject, however, to the provision of Article 7, and subject to any mortgages and encumbrances to which this Lease is subordinate.

         16. DEFAULT; REMEDIES:

         16.1 DEFAULT: Should Tenant at any time be in default with respect to any rental payments or other charges payable by Tenant, and should such default continue for a period of three (3) days after written notice for Landlord to Tenant or should Tenant be in default in the prompt and full performance of any of its other promises, covenants or agreements herein contained and should such default or breach of performance continue for more than a reasonable time (in no event to exceed thirty (30) days) after written notice thereof from Landlord to Tenant specifying the particulars of such default or breach of performance or should Tenant vacate or abandon the Premises, then Landlord my treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Landlord hereunder and by law provided, it shall be, at the option of Landlord, without further notice or demand of any kind to Tenant or any other person:

         (a) The right of Landlord to declare the term hereof ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; or

         (b) The right of Landlord without declaring this Lease ended to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect any unpaid rentals and other charges, which have become payable, or which may thereafter become payable; or

         (c) The right of Landlord, even though it may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in and to the Premises.

         Should Landlord have reentered the Premises under the provisions of subparagraph (b) above, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay any rental or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provision hereof, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that Landlord has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of Colorado and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to removed therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

         Should Landlord elect to terminate this Lease pursuant to the provisions of subparagraph (a) or (c) above, Landlord may recover from Tenant as damages, the following:

         (i) the worth at the time of award of any unpaid rental which had been earned at the time of such termination; plus

         (ii) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

         (iii) the worth at the time of award of the amount by which the unpaid rental for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

         (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to any costs or expenses incurred by Landlord in (a) retaking possession of the Premises, including reasonable attorneys' fees therefor, (b) maintaining or preserving the Premises after such default, (c) preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting, (d) leasing commissions, or (e) any other costs necessary or appropriate to relet the Premises; plus

         (v) at Landlord's election, such other amount in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of Colorado.

         As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate of eighteen percent (18%) per annum. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank situated nearest to the location of the Building at the time of award plus one percent (1%).

         In the event of default, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property shall remain on the Premises and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured or, at its option, at any time during the term of this Lease, to require Tenant to forthwith remove same.

         Notwithstanding any other provisions of this Article 16, Landlord agrees that if the default complained of, other than for the payment of monies, is of such a nature that the same cannot be rectified or cured within the period requiring such rectification or curing as specified in the written notice relating thereto, then such default shall be deemed to be rectified or cured if Tenant within such period shall have commenced the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing and does so complete the same with the use of such diligence as aforesaid.

         The remedies given to Landlord in this Article 16 shall be in addition and supplemental to all other rights or remedies which Landlord may have under laws then in force.

         The waiver by Landlord of any breach of any term, convenant or condition herein contained shall not be deemed to be a waiver of such term, convenant or condition or of any subsequent breach of the same or any other term, convenant or condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. No covenant, term or condition of his Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

         16.2 LATE CHARGES: If the Tenant shall fail to pay, when the same is due and payable, any rent, or amounts or charges required to be paid pursuant to this Lease, such unpaid amounts shall bear interest at the rate of eighteen percent (18%) per annum from the date due to the date of payment. In addition to such interest, Tenant acknowledges that the late payment by Tenant of any monthly installment of rental or additional charges will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which costs being extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administrative and collection costs, and processing and accounting expenses. Therefore, if any such installment is not received by Landlord from Tenant by the fifth (5th) day of the month for which such installment is due, Tenant shall immediately pay to Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by such nonpayment by Tenant. Acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease.

         16.3 BANKRUPTCY: Tenant agrees that in the event (a) all or substantially all of Tenant's assets are placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty
(30) days, or (b) Tenant makes an assignment for the benefit of creditors or is finally adjudicated a bankrupt, as the same now exists or under any amendment thereto which may hereafter be enacted, or under any other act relating to the subject of bankruptcy, including but not limited to any proceeding wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition, extension or reorganization, or
(d) any involuntary proceeding is filed against Tenant under any such bankruptcy laws and such proceeding not be removed within ninety (90) days thereafter, then this Lease and any interest of Tenant in and to the Premises shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of Landlord hereunder or by law provided, it shall be lawful for Landlord to declare the term hereof ended and to reenter the Premises and take possession thereof and remove all person therefrom, and Tenant shall have no further claim thereon or herder. The provisions of this Section 16.3 shall also apply to any Guarantor of this Lease.

         16.4  DEFAULT BY LANDLORD:

         (a) In the event Landlord shall neglect or fail to perform or observe any of the convenants, provisions or conditions contained in this Lease on its part to be performed or observed within thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to proceed diligently to cure such default after written notice thereof), then in that event Landlord shall be responsible to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach. Tenant agrees, however, that any damages arising out of a money judgment against Landlord or any other liability hereunder of Landlord's shall be satisfied only out of Landlord's estate in the Building, and neither Landlord nor any partners of Landlord nor any officers or directors of such partner shall have any personal liability whatsoever with respect to any such liability of Landlord. Tenant hereby waives, to the extent waivable by law, any right to satisfy said money judgment against Landlord except from Landlord's estate in the Building.

         (b) If the Premises or any part thereof are at any time subject to a first mortgage or a first deed of trust and this Lease or the rentals due from Tenant hereunder are assigned to such mortgagee, trustee or beneficiary (called Assignee for purposes of this Section only) and Tenant is given written notice thereof, including the post office address of such Assignee, then Tenant shall give written notice to such Assignee, specifying the default in reasonable detail, and affording such Assignee a reasonable opportunity to make performance for and on behalf of Landlord. If and when the said Assignee has made performance on behalf of Landlord, such default shall be deemed cured. If, after such notice to Landlord and the Assignee has made performance on behalf of Landlord, such default shall be deemed cured. If, after such notice to Landlord and the Assignee, if any, the Assignee or Landlord shall fail to cure such default as provided herein, Tenant shall have the right to cure any such default at Landlord's expense including in such expenditure all reasonable costs and attorneys' fees incurred to cure such default or breach of Lease. Tenant shall have no right to terminate this Lease except as herein otherwise specifically provided.

         17. OPERATING COSTS:

         17.1 BASE YEAR, COMPARISON: It is further agreed that Tenant shall pay, as hereafter provided, as additional rent, its pro rata share of any increase in "Operating Cost", as hereafter defined, over and above "Base Operating Costs", within thirty (30) days after billing therefor. Base Operating Costs are hereby defined as Base Year 1994 per Rentable Square Foot. Tenant's pro rata share of increases in Operating Costs shall be computed by multiplying the increase, if any, in the actual Operating Costs computed on a Rentable Square Footage basis above the Base Operating Costs times the number of Rentable Square Feet in the Premises.

         17.2 DEFINITION: "Operating Costs" are defined as any and all expenditures incurred by the Landlord in connection with the ownership, maintenance and operation of the Building. These costs may include but are not limited to, real property taxes on the Building and the real property on which the same and all appurtenances are constructed, maintenance, and repair costs for the Building, insurance premiums (including costs of loss of rent endorsement) all labor costs, legal and accounting expenses, equipment, landscaping, care of adjacent walks, care of parking areas, all charges for electricity, gas, sewer and water and all other utilities furnished to the Building. Other charges may include costs of janitorial services and supplies, security, management services and overhead expenses and any and all additional expenses that may be required from time to time in order to maintain a first-class office building.

         17.3 PAYMENT: Not less frequently than once each calendar year, commencing with the first calendar year immediately following the year in which the term hereof commenced, Landlord shall notify Tenant of the actual amount of Operating Costs per Rentable Square Foot, the increase, if any, in said amount over the Base Operating Costs and Tenant's pro rata share thereof (after giving Tenant credit for any amounts paid during such calendar year as an estimate of its pro rata share of such increase, as hereafter provided). Within thirty (30) days after receipt of such notice Tenant shall pay to Landlord it pro rata share. In addition, Tenant shall pay to Landlord each month until the next such notice is received one-twelfth (1/12) of Landlord's estimate of the amount of Tenant's pro rata share of such increases in Operating Costs for the succeeding calendar year. If such notice is receive on other than January 1, of any year, Tenant's first such payment shall include one-twelfth (1/12) of such estimated increases for each month in the current calendar year which has elapsed prior to the making of such payment. Landlord shall have the right to from time to time during said year if Landlord determines that the prior estimate on which Tenant is then paying additional rent was incorrect. If the first year of term hereof is less than a full calendar year, Tenant's obligation to pay its pro rata share of increases in Operating Costs for such year shall be pro rated, based upon the number of months during such year that the Lease was in effect.

         17.4 PERSONAL PROPERTY TAXES: Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

         17.5 PARKING: Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the building, if any.

         18. TITLE OF LANDLORD: The Landlord covenants that as of the date hereof there are no liens upon its estate other than (a) the effect of covenants, conditions restrictions, easements, mortgages or deeds of trust, any rights of way of record, and any other matters or documents or record, (b) the effect of any zoning laws of Jefferson County and the State of Colorado, and (c) general and special taxes not delinquent. Tenant agrees that as to its leasehold estate it, and all persons in possession or holding under it, will conform to and will not violate the terms of any of said documents.

         19.  MISCELLANEOUS

         19.1 ESTOPPEL CERTIFICATE: Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease represents the entire agreement between Landlord and Tenant, and is modified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any (ii) certifying the commencement and termination dates of the Lease term, (iii) certifying that there has been no assignment or other transfer by Tenant of this Lease, or any interest therein, (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder and that Tenant has no right to offset, counterclaim or deduction alleged by Tenant and (v) certifying such other matters as Landlord may request. Any such statement may be relied upon by any existing owner or prospective purchaser or any present or prospective lender upon the security of the real property of which the Building and the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive and bind upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against rental, and (iii) that no more than one month's rental has been paid in advance.

         19.2 TRANSFER OF LANDLORD'S INTEREST: In the event of any sale or exchange of the Premises by Landlord and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relived of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment, provided such purchaser or assignee shall expressly assume said covenants and obligations of Landlord.

         19.3 CAPTIONS, ATTACHMENTS, DEFINED TERMS:

         (a) The captions of Articles of this Lease are for convenience only, are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

         (b) Exhibits, addendums and schedules attached hereto, are deemed by attachment to constitute part of this Lease and are incorporated herein.

         (c) The word "landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as all property owned in common. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title of this land underlying the Building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. Except as otherwise specifically provided herein, "the term" shall include the initial term and any extension, renewal or holdover thereof.

         19.4 ENTIRE AGREEMENT: It is understood that there are no oral agreements between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.

         19.5 SEVERABILITY: It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         19.6 ATTORNEYS' FEES: In the event that at any time during the term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, then, and in that event, the unsuccessful party in such action or proceeding shall reimburse the successful party for the reasonable expenses of attorney's fees and disbursements incurred therein by the successful party.

         19.7 TIME, JOINT AND SEVERAL LIABILITY: Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All of the terms, convenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

         19.8 BINDING EFFECT, CHOICE OF LAW: The parties hereto agree that all the provisions hereof are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof, and that all of the provisions hereof shall bind and inure to the benefit of representatives, successors and assigns. The laws of Colorado shall govern the validity, performance and enforcement of this Lease. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

         19.9 WAIVER: A waiver of any breach or default shall not be a waiver of any other breach or default. Landlord's consent to, or approval of, any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval or any subsequent similar act by Tenant.

         19.10 SURRENDER OF PREMISES: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

         19.11 HOLDING OVER: If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, Tenant shall be liable for monthly rent equivalent to 150% of the rental paid by Tenant immediately prior to the expiration of the term and all other monetary sums due hereunder shall be payable in the amount and in the time specified in this Lease and such month to month tenancy shall be subject to every other term, convenant and agreement contained herein.

         19.12 SIGNS: Landlord will designate a uniform pattern of identification signs for tenants to be placed on the outside of the Premises near the door leading to the Premises. Except as expressly provided herein, Tenant shall not place or permit to be placed in or upon the Premises or the Building any signs or notices which are visible from outside the Premise, without the prior written consent of Landlord.

         19.13 RULES AND REGULATIONS: Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and non-discriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its tenants including those annexed to this Lease as Exhibit "B" and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.

         19.14 NOTICES: Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served, and shall not be deemed to have been duly given or served unless in writing and forwarded by certified or registered mail, return receipt requested, addressed to the addresses of the parties set forth after their signatures at the end of this Lease, and, with respect to notices to Landlord, also at the management office in the Building. Notices so sent shall be deemed given on the third business day following deposit in the mail. Either party may change such address by written notice by certified or registered mail return receipt requested to the other.

         19.15 CORPORATE AUTHORITY: In the event the Tenant hereunder shall be a corporation, the persons executing this Lease on behalf of the Tenant hereby covenant and warrant that (i) the Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State where the Building is situated; (ii) all franchise and cooperate taxes have been paid to date; (iii) all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; (iv) this Lease and the execution hereof have been duly authorized by requisite corporate action and authority and represents a binding obligation of Tenant.

         19.16 FORCE MAJEURE: Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor and materials or reasonable substitutes therefor, governmental restrictions, regulations, controls, judicial order, enemy or hostile governmental action, civil commotion, fire or other casualty, and other events caused beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay, or stoppage, except the obligations imposed with regard to rental and other charges to be paid by Tenant pursuant to the Lease.

         19.17 REDEMPTION: Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or is dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any stature or otherwise.

         19.18 INDEPENDENT COVENANTS: This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord.

         19.19 FINANCIAL STATEMENTS: Tenant agrees, upon request from Landlord, to deliver to Landlord copies of Tenant's most recent financial statement certified to by an officer of Tenant if Tenant is a corporation, a partner of Tenant, if Tenant is a partnership, or by Tenant if Tenant is a sole proprietor.

         19.20 COMPLETION OR REMODELING OF PREMISES: In the event that the Premises have never been occupied and are not completed as of the date this Lease is entered into, and Landlord has agreed to complete the same to any extent, or in the event that the Premises have been previously been occupied, but Landlord has agreed to perform remodeling work thereon, such provisions will be set forth in a work letter to be executed between Landlord and Tenant and attached hereto as Exhibit C. Other than as set forth in such work letter, Landlord shall have no obligations for the completion or remodeling of the Premises, and the Tenant shall accept the Premises in their "as is " condition on the date of the execution of this Lease. In any event, Landlord shall not have any obligation for the repair or replacement of any portions of the interior of the Premises which are damaged or wear out during the term hereof regardless of the cause therefore, including, but not limited to, carpeting, draperies, window coverings, wallcovering, painting or any of Tenant's property or betterments in the Premises. If Landlord is to complete or remodel the Premises, and if the Premises are not ready for occupancy on the date upon which the term hereby demised is to begin, the rent under this Lease shall not commence until the Premises are ready for occupancy, whereupon this Lease, and all of the covenants, conditions and agreements herein contained shall be in full force and effect; and the expiration of the term hereof shall be postponed for an equivalent period of time, and the postponement of rent herein provided to be paid by Tenant for such period prior to the delivery of the Premises to Tenant ready for occupancy shall be in full settlement for all claims which Tenant might otherwise have by reason of said Premises not being ready for occupancy on the date of the beginning of the term as set forth herein. Provided, however, if Tenant takes possession of all or any part of the Premises prior to the date the Premises are ready for occupancy, all terms and provisions of this Lease shall apply except for the payment of rent. "Ready for occupancy" as used herein shall mean the date that Landlord shall have substantially completed the Premises or any remodeling work to be performed by Landlord to the extent agreed to in the work letter. The certificate of the architect (or other representative of Landlord) in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are ready for occupancy, and the obligation to pay rent begins as aforesaid. In addition to the above, if Landlord is delayed in delivering the Premises to Tenant due to the failure of a prior occupant to vacate the same, then, the rent and term shall also be postponed as hereinabove set forth, and such postponement shall be in full settlement of all claims which Tenant may otherwise have by reason of the delay of delivery.

         If, as a result of the postponement of the commencement of the term, the term would begin other than on the first day of the month, the commencement date thereof shall be further postponed until the first day of the following month, but Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month and all other terms and conditions of this Lease shall be in force and effect during such partial month. As soon as the term commences, Landlord and Tenant shall execute an addendum to this Lease, which may be requested by either party, setting forth the exact date of commencement and expiration of the term hereof.

         19.21 GOVERNMENTALLY REQUIRED IMPROVEMENTS: If any improvement or structural modification or addition to the Building is required subsequent to the commencement of the term hereof by any change in the laws, ordinances, rules, regulations or orders of any government or quasi-governmental authority having jurisdiction over the Building, the rent to be paid by Tenant shall be further adjusted, in such amount as Landlord's independent certified public accountants may determine so that Tenant pays its pro rata share of Landlord's per square foot cost (computed in the same manner as set forth in paragraph 17) of such improvement or structural modification or addition, amortized, at a market rate of return over the useful life thereof. In determining such adjustment in rent, Landlord's independent certified public accountant shall consider any cost reductions to Landlord in operating the Building resulting from such improvement or structural modification or addition. Tenant shall commence payment of any adjustment in its rent pursuant to this paragraph on the first day of the month following notification thereof by Landlord.

         19.22 BANKRUPTCY: Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain right to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "adequate assurance" shall include at least the following:

         (a) In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have as demonstrated to Landlord's satisfaction a net work (as defined in accordance with generally accepted accounting principles consistently applied) at least a s great as the net worth of Tenant on the date this Lease became effective increased by seven percent (7%) for each year from the Lease Commencement Date through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

         (b) Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions and covenants of this Lease.

         19.23 REAL ESTATE BROKER: Tenant warrants and agrees to save and hold Landlord harmless form any and all leasing commissions (including any commissions attributable to renewals or options), costs, and liability with respect to the transaction contemplated hereby except for any commissions owing to Genesee Commercial Group, Ltd. for which Landlord agrees to be responsible.

         19.24

         19.25 DIRECTORY BOARD: Tenant shall be entitle to have its name listed on a building directory to be placed on the main floor of the Building. Landlord shall designate the location and style of the directory board as well as the amount of space thereon to be allocate to Tenant.

         19.26 GOVERNMENTAL LIMITATION: If by virtue of any governmental laws, rules, or regulations of any local, state, or federal entity or agency having jurisdiction over the Building, the Landlord is prevented from collecting the Base Rent, increases therein, Additional Rent, and/or any other amounts which Landlord is entitle to collect hereunder, Landlord, at its sole option, shall have the right to terminate this Leases at any time thereafter upon thirty (30) days prior written notice.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year first above written.

                                    LANDLORD:

                                    GENESEE HOLDINGS CORPORATION

                                    -----------------------------------------


                                    -----------------------------------------


                                    By:______________________________________
                                       Authorized Signature



                                     TENANT:

                                     THE GENESEE COMPANY

                                     -----------------------------------------


                                     -----------------------------------------


                                     By:______________________________________







                                   ADDENDUM A


         Attached to and made a part of that certain lease dated January 1, 1994, between Genesee Holdings Corporation (Landlord) and The Genesee company (Tenant).


                              ADDITIONAL PROVISIONS

         The following provisions are in addition to, substitution of, and/or modification of the terms and conditions contained in the Lease and Exhibits thereto. In the event of any conflict between such terms and conditions of the Lease and the terms and conditions of the following provisions, the latter shall control.


                  Base Rent. Paragraph 3 of the printed portion of the Lease is hereby amended to provide that Tenant shall pay base rent during the following periods in the monthly installments as described below:

                  Months 1 -12                       $7,869 per month
                  Months 13-24                       $8,475 per month
                  Months 25-36                       $9,080 per month



Landlord:                                            Tenant:

Genesee Holdings Corporation                         The Genesee Company



BY:_________________________                         BY:________________________



DATE:_______________________                         DATE:______________________